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                                                                  Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-64176) and Form S-8 (No.'s 333-3070, 333-17209, 333-20939, 333-26557, 333-28403, 333-67233 and 333-86817) of
Viewpoint Corporation of our report dated February 8, 2002 relating to the consolidated financial statements and financial statement schedule which is incorporated in this Annual Report on Form 10-K.





New York, New York
March 28, 2002